SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

WESTERN ASSET FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Western Asset Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Stockholder:

Recently, we distributed proxy materials regarding the Annual Meeting of Stockholders of Western Asset Funds, Inc. (the “Fund”). This meeting, which was originally scheduled to be held May 9, 2006, has been adjourned to June 9, 2006 at 10:00 a.m. Pacific time, and will be held at 385 East Colorado Boulevard, Pasadena, CA  91105.  We are still accepting votes to increase shareholder participation.

The Board of Directors of the Fund recommends that stockholders vote “FOR” each proposal. Your vote is important no matter how many shares you own. If you have not previously voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

Michael Even has informed the Fund that, if he is elected as a Director of the Fund by the Fund’s stockholders, he expects to resign as a Director of the Fund effective upon his resignation.

For your convenience, please utilize any of the following methods to submit your vote if you have not previously done so:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-304-9039. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.proxyweb.com and follow the simple on-screen instructions.  Please have your proxy card available.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.  Please have your proxy card available.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

PLEASE VOTE TODAY!

Western Asset Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Stockholder:

Recently, we distributed proxy materials regarding the Annual Meeting of Stockholders of Western Asset Funds, Inc. (the “Fund”). This meeting, which was originally scheduled to be held May 9, 2006, has been adjourned to June 9, 2006 at 10:00 a.m. Pacific time, and will be held at 385 East Colorado Boulevard, Pasadena, CA  91105.  We are still accepting votes to increase shareholder participation.

The Board of Directors of the Fund recommends that stockholders vote “FOR” each proposal. Your vote is important no matter how many shares you own. If you have not previously voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

Michael Even has informed the Fund that, if he is elected as a Director of the Fund by the Fund’s stockholders, he expects to resign as a Director of the Fund effective upon his resignation.

For your convenience, please utilize any of the following methods to submit your vote if you have not previously done so:

1. By Internet.

Visit www.proxyweb.com and follow the simple on-screen instructions.  Please have your proxy card available.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.  Please have your proxy card available.

3. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

PLEASE VOTE TODAY!

Western Asset Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Stockholder:

Recently, we distributed proxy materials regarding the Annual Meeting of Stockholders of Western Asset Funds, Inc. (the “Fund”). This meeting, which was originally scheduled to be held May 9, 2006, has been adjourned to June 9, 2006 at 10:00 a.m. Pacific time, and will be held at 385 East Colorado Boulevard, Pasadena, CA  91105.  We are still accepting votes to increase shareholder participation.

The Board of Directors of the Fund recommends that stockholders vote “FOR” each proposal. Your vote is important no matter how many shares you own. If you have not previously voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

Michael Even has informed the Fund that, if he is elected as a Director of the Fund by the Fund’s stockholders, he expects to resign as a Director of the Fund effective upon his resignation.

For your convenience, please utilize any of the following methods to submit your vote if you have not previously done so:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-304-9039. Representatives are available to answer your questions Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.  Please have your proxy card available.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.  Please have your proxy card available.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

PLEASE VOTE TODAY!

Western Asset Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Stockholder:

Recently, we distributed proxy materials regarding the Annual Meeting of Stockholders of Western Asset Funds, Inc. (the “Fund”). This meeting, which was originally scheduled to be held May 9, 2006, has been adjourned to June 9, 2006 at 10:00 a.m. Pacific time, and will be held at 385 East Colorado Boulevard, Pasadena, CA  91105.  We are still accepting votes to increase shareholder participation.

The Board of Directors of the Fund recommends that stockholders vote “FOR” each proposal. Your vote is important no matter how many shares you own. If you have not previously voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

Michael Even has informed the Fund that, if he is elected as a Director of the Fund by the Fund’s stockholders, he expects to resign as a Director of the Fund effective upon his resignation.

For your convenience, please utilize any of the following methods to submit your vote if you have not previously done so:

1. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.  Please have your proxy card available.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.  Please have your proxy card available.

3. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

PLEASE VOTE TODAY!

Western Asset Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Stockholder:

Recently, we distributed proxy materials regarding the Annual Meeting of Stockholders of Western Asset Funds, Inc. (the “Fund”). This meeting, which was originally scheduled to be held May 9, 2006, has been adjourned to June 9, 2006 at 10:00 a.m. Pacific time, and will be held at 385 East Colorado Boulevard, Pasadena, CA  91105.  We are still accepting votes to increase shareholder participation.

The Board of Directors of the Fund recommends that stockholders vote “FOR” each proposal. Your vote is important no matter how many shares you own. If you have not previously voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

Michael Even has informed the Fund that, if he is elected as a Director of the Fund by the Fund’s stockholders, he expects to resign as a Director of the Fund effective upon his resignation.

For your convenience, please utilize any of the following methods to submit your vote if you have not previously done so:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-304-9039. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.  Please have your proxy card available.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.  Please have your proxy card available.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

PLEASE VOTE TODAY!

Western Asset Funds, Inc.

Important Proxy
News

PLEASE VOTE TODAY!

Dear Stockholder:

Recently, we distributed proxy materials regarding the Annual Meeting of Stockholders of Western Asset Funds, Inc. (the “Fund”). This meeting, which was originally scheduled to be held May 9, 2006, has been adjourned to June 9, 2006 at 10:00 a.m. Pacific time, and will be held at 385 East Colorado Boulevard, Pasadena, CA  91105.  We are still accepting votes to increase shareholder participation.

The Board of Directors of the Fund recommends that stockholders vote “FOR” each proposal. Your vote is important no matter how many shares you own. If you have not previously voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

Michael Even has informed the Fund that, if he is elected as a Director of the Fund by the Fund’s stockholders, he expects to resign as a Director of the Fund effective upon his resignation.

For your convenience, please utilize any of the following methods to submit your vote if you have not previously done so:

1. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.  Please have your proxy card available.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.  Please have your proxy card available.

3. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

PLEASE VOTE TODAY!